SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                        THE SINGING MACHINE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-24968                                 95-3795478
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       (Commission File Number)           (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Change Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

CREDIT AGREEMENT WITH LASALLE

         On February 20, 2003, The Singing Machine Company, Inc. (the "Company") entered into a seventh amendment to the Loan and Security Agreement with LaSalle Business Credit, LLC ("LaSalle") dated April 26, 2001(the "Credit Agreement") in which it amended the formula for determining the Company's borrowing base. On March 14, 2003, the Company received a letter ("Letter") from LaSalle informing the Company that it was in default of the minimum tangible net worth requirement, set forth in subparagraph 11(o) of the Credit Agreement. In this Letter, LaSalle informed the Company that as a result of this event of default, it could accelerate payment of all amounts that had been advanced to the Company under the Credit Agreement. The Company acknowledged receipt of this Letter and since March 14, 2003, the Company has been accruing interest at the default rate of 6.75%, which is the prime rate plus 2.5%. On March 18, 25 and 28, 2003, the Company entered into three other amendments to the Credit Facility, two of which reduced the Company's borrowing base and one amendment restated the Company's business and collateral locations. Copies of these amendments and Letter have been attached hereto as Exhibits 10.1 through 10.5.

CORRECTION OF PRESS RELEASE

         On May 12, 2003, the Company issued a press release in which it stated that it had achieved $100 million in sales milestone for the first time in its history. A copy of this press release is attached as Exhibit 99.1. However, the Company's auditors have not completed their audit of the Company's financial statements for the fiscal year ended March 31, 2003 so at this time, the Company can not confirm sales for fiscal 2003. The Company, therefore, wishes to qualify the statement that it achieved the $100 million sales milestone. The Company will have record sales for fiscal 2003. The exact dollar amount will be reported in June 2003.

                                       2

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         10.1 Seventh Amendment dated February 20, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

         10.2 Letter dated March 14, 2003 from LaSalle Business Credit, LLC to The Singing Machine Company, Inc.

         10.3 Eight Amendment dated March 18, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

         10.4 Ninth Amendment dated March 25, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC and The Singing Machine Company, Inc.

         10.5 Tenth Amendment dated March 28, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

         99.1 Press Release dated May 12, 2003 regarding strengthening and expanding its sales and marketing team.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                        THE SINGING MACHINE COMPANY, INC.

Date:May 21, 2003                           By:  /s/ April Green
                                                 -----------------------
                                                 April Green
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description


10.1 Seventh Amendment dated February 20, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC. and The Singing Machine Company, Inc.

10.2 Letter dated March 14, 2003 from LaSalle Business Credit, LLC to The Singing Machine Company, Inc.

10.3 Eight Amendment dated March 18, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC and The Singing Machine Company, Inc.,

10.4 Ninth Amendment dated March 25, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC and The Singing Machine Company, Inc.

10.5 Tenth Amendment dated March 28, 2003 to the Loan and Security Agreement dated April 26, 2001 by and between LaSalle Business Credit, LLC and The Singing Machine Company, Inc.

99.1 Press Release dated May 12, 2003 regarding the expansion of the Company's sales and marketing team.